EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PRA Health Sciences, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Colin Shannon, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: February 24, 2021
	By:	/s/ Colin Shannon
Colin Shannon
President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)